SECURITIES PURCHASE AGREEMENT


         SECURITIES PURCHASE AGREEMENT (the "Agreement"), dated as of September 30, 1997, by and among Smart Choice Automotive Group, Inc., a Florida corporation, with headquarters located at 5200 S. Washington Avenue, Titusville, Florida 32780 (the "Company"), and the investors listed on the Schedule of Buyers attached hereto (individually, a "Buyer" and collectively, the "Buyers").

         WHEREAS:

         A. The Company and the Buyers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act");

         B. The Company has authorized the following new series of its Preferred Stock, par value $.01 per share (the "Preferred Stock"): the Company's Series A Redeemable Convertible Preferred Stock (the "Preferred Shares"), which shall be convertible into shares of the Company's Common Stock, par value $.01 per share (the "Common Stock") (as converted, the "Conversion Shares"), in accordance with the terms of the Company's Second Articles of Amendment to Articles of Incorporation setting forth the designations, preferences and rights of the Preferred Shares, substantially in the form attached hereto as Exhibit A (the "Articles of Amendment");

         C. The Buyers wish to purchase, upon the terms and conditions stated in this Agreement, initially an aggregate of 300 of the Preferred Shares (the "Initial Preferred Shares") in the respective amounts set forth opposite each Buyer's name on the Schedule of Buyers and one warrant, in substantially the form attached hereto as Exhibit E (the "Warrants"), to acquire 300 shares of Common Stock for each Preferred Share purchased, which Warrants shall expire five years after the date of issuance;

         D. Subject to the terms and conditions set forth in this Agreement, each Buyer shall purchase a number of additional Preferred Shares, along with the related Warrant, equal to up to an aggregate of 100 Preferred Shares (the
"Additional Preferred Shares"), pro rata based on the number of Initial Preferred Shares each Buyer purchased in relation to the total number of Initial Preferred Shares; and

         E. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement substantially in the form attached hereto as Exhibit B (the "Registration Rights Agreement") pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

         NOW THEREFORE, the Company and the Buyers hereby agree as follows:

         1.       PURCHASE AND SALE OF PREFERRED SHARES.

                  a. Purchase of Preferred Shares. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6(a) and 7(a) below, the Company shall issue and sell to the Buyers and the Buyers shall purchase from the Company an aggregate of 300 Initial Preferred Shares, in the respective amounts set forth opposite each Buyer's name on the Schedule of Buyers along with one Warrant for each Preferred Share purchased (the "Initial Closing"). Subject to the satisfaction (or waiver) of the conditions set forth in Sections 1(c), 6(b) and 7(b) below, at the option of each Buyer, the Company shall issue and sell to each such Buyer and each such Buyer shall purchase from the Company, an aggregate of up to 100 Additional Preferred Shares, along with the related Warrants, pro rata based on the number of Initial Preferred Shares each Buyer purchased in relation to the total number of Initial Preferred Shares (the "Additional Closing"). The Initial Closing and the Additional Closing collectively are referred to in this Agreement as the "Closings." The purchase price (the "Purchase Price") of each Preferred Share and the related Warrant at each of the Closings shall be $10,000.

                  b. The Initial Closing Date. The date and time of the Initial Closing (the "Initial Closing Date") shall be 10:00 a.m. Central Time, within three (3) business days following the date hereof, subject to notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 6(a) and 7(a) below (or such later date as is mutually agreed to by the Company and the Buyers). The Initial Closing shall occur on the Initial Closing Date at the offices of Katten Muchin & Zavis, 525 West Monroe Street, Suite 1600, Chicago, Illinois 60661-3693.

                  c. The Additional Closing Date. The date and time of the Additional Closing (the "Additional Closing Date") shall be 10:00 a.m. Central Time, on the date specified in the Company's Additional Share Notice (as defined below), subject to satisfaction (or waiver) of the conditions to the Additional Closing set forth in Sections 6(b) and 7(b) and the conditions set forth in this paragraph (or such later date as is mutually agreed to by the Company and the Buyers). Within one business day of the date that the Registration Statement is declared effective by the SEC, the Company shall deliver written notice to each of the Buyers (a "Additional Share Notice") setting forth (i) each Buyer's pro rata portion (based on the number of Initial Preferred Shares each Buyer purchased in relation to the total number of Initial Preferred Shares purchased by the Buyers) of the aggregate number of Additional Preferred Shares, which aggregate number shall equal 100 Preferred Shares, along with the related Warrants, which each Buyer is required, subject to the satisfaction of the conditions set forth in Sections 1(d), 6(b) and 7(b), to purchase at the Additional Closing, (ii) the aggregate Purchase Price for each such Buyer's Additional Preferred Shares and the related Warrants and (iii) the date selected by the Company for the Additional Closing Date, which Additional Closing Date shall be not less than 20 nor more than 30 days after the Buyer's receipt of the Company's Additional Share Notice. The Initial Closing Date and the Additional Closing Date collectively are referred to in this Agreement as the "Closings Dates."

                  d. The Additional Notice Conditions. Notwithstanding anything in this agreement to the contrary, the Company shall not be entitled to deliver an Additional Share Notice and the Buyers shall not be required to purchase the Additional Preferred Shares along with the related Warrants unless, in addition to the satisfaction of the requirements of Sections 6(b) and 7(b), all of the following conditions are satisfied: (i) if stockholder approval of the issuance of the Securities (as defined below) would be required (absent Section 13 of the Articles of Amendment) by the rules and regulations of The Nasdaq Stock Market, Inc. in order for the Company to issue all of the Securities, then the Company's stockholders shall have approved the issuance of the Securities on or prior to the date the Company delivers its Additional Share Notice (the "Additional Share Notice Date"); (ii) as of the Additional Share Notice Date and the Additional Closing Date, the Company's $35,000,000 revolving credit facility with FINOVA has not (A) been reduced to less than $31,500,000 and (B) been terminated unless it also has been replaced with a credit facility of at least $35,000,000, an interest rate not higher than under the current FINOVA credit facility and with a financial institution with at least $1,000,000,000 in assets; (iii) during the period beginning on the Additional Share Notice Date and ending on and including the Additional Closing Date, the Registration Statement shall be effective and available for the sale of no less than 125% of the sum of (A) the number of Conversion Shares then issuable upon the conversion of all outstanding Preferred Shares and the Additional Preferred Shares to be issued by the Company, (B) the number of Warrant Shares (as defined in Section 2(a) below) then issuable upon exercise of all outstanding Warrants and the Warrants to be issued in connection with the Additional Preferred Shares and (C) the number of Conversion Shares and Warrant Shares that are then held by the Buyers, (iv) during the period beginning on the Additional Share Notice Date and ending on and including the Additional Closing Date, the Common Stock is designated for quotation on The Nasdaq SmallCap Market or a national securities exchange and is not suspended from trading; (v) no event constituting a Major Business Event (as defined below), including an agreement to consummate a Major Business Event, or a Triggering Event set forth in Section 3(d)(iv) of the Articles of Amendment shall have occurred from the period beginning on the Initial Closing Date and ending on and including the Additional Closing Date; (vi) during the period beginning on the Initial Closing Date and ending on and including the Additional Closing Date, the Company shall have delivered Conversion Shares upon conversion of the Preferred Shares and Warrant Shares upon exercise of the Warrants to the Buyers on a timely basis as set forth in Section 2(f)(ii) of the Articles of Amendment and Sections 2(a) and 2(b) of the Warrants, respectively; and (vii) the Company otherwise has satisfied its obligations under, is in compliance with and is not in default under or breach of this Agreement, the Registration Rights Agreement, the Articles of Amendment and the Warrants. For purposes of this
Section 1(d) "Major Business Event" means (x) consolidation, merger or other business combination of the Company with another entity (other than pursuant to a migratory merger effected solely for the purpose of changing the Company's jurisdiction of incorporation), (y) the sale or transfer of all or substantially all of the Company's assets or (z) a purchase, tender or exchange offer made to and accepted by the holders of more than 25% of the outstanding shares of Common Stock.

                  e. Form of Payment. On each of the Closing Dates, (i) each Buyer shall pay the Purchase Price to the Company for the Preferred Shares and the Warrants to be issued and sold to such Buyer at the respective Closing, by wire transfer of immediately available funds in accordance with the Company's written wire instructions, and (ii) the Company shall deliver to each Buyer, stock certificates (in the denominations as such Buyer shall request) (the "Stock Certificates") representing such number of the Preferred Shares which such Buyer is then purchasing (as indicated opposite such Buyer's name on the Schedule of Buyers) along with a Warrant exercisable for 300 shares of Common Stock for each Preferred Share purchased, duly executed on behalf of the Company and registered in the name of such Buyer or its designee.

         2.       BUYER'S REPRESENTATIONS AND WARRANTIES.

                  Each Buyer represents and warrants with respect to only itself that:

                  a. Investment Purpose. Such Buyer (i) is acquiring the Preferred Shares and the Warrants, (ii) upon conversion of the Preferred Shares, will acquire the Conversion Shares then issuable and (iii) upon exercise of the Warrants, will acquire the shares of Common Stock issuable upon exercise thereof (the "Warrant Shares") (the Preferred Shares, the Conversion Shares, the Warrants and the Warrant Shares collectively are referred to herein as the "Securities"), for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, such Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of Preferred Shares at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

                  b. Accredited Investor Status. Such Buyer is an "accredited investor" as that term is defined in Rule 501(a)(3) of Regulation D.

                  c. Reliance on Exemptions. Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire such securities.

                  d. Information. Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by such Buyer. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer's right to rely on the Company's representations and warranties contained in Section 3 below. Such Buyer understands that its investment in the Securities involves a high degree of risk. Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

                  e. No Governmental Review. Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

                  f. Transfer or Resale. Such Buyer understands that except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Company an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Buyer provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the 1933 Act (or a successor rule thereto)("Rule 144"); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

                  g. Legends. Such Buyer understands that the certificates or other instruments representing the Preferred Shares and the Warrants and, until such time as the sale of the Conversion Shares and the Warrant Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the stock certificates representing the Conversion Shares and the Warrant Shares, except as set forth below, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, if, unless otherwise required by state securities laws, (i) such Securities are registered for sale under the 1933 Act, (ii) in connection with a sale transaction, such holder provides the Company with an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that a public sale, assignment or transfer of such Securities may be made without registration under the 1933 Act, or (iii) such holder provides the Company with reasonable assurances that such Securities can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold. Each Buyer acknowledges, covenants and agrees to sell the Securities represented by a certificate(s) from which the legend has been removed, only pursuant to (i) a registration statement effective under the 1933 Act, or (ii) advice of counsel that such sale is exempt from registration required by Section 5 of the 1933 Act.

                  h. Authorization; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Buyer and is a valid and binding agreement of such Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

         i. Residency. Such Buyer is a resident of that country specified in its address on the Schedule of Buyers.

         3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

                  The Company represents and warrants to each of the Buyers that:

                  a. Organization and Qualification. The Company and its subsidiaries (a complete list of which is set forth in Schedule 3(a)) are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power to own their properties and to carry on their business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, "Material Adverse Effect" means any material adverse effect on the business, properties, assets, operations, results of operations, financial condition or prospects of the Company and its subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith.

                  b. Authorization; Enforcement; Compliance with Other Instruments. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the "Transaction Documents"), and to issue the Securities in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Transaction Documents, the Articles of Amendment and the Warrants by the Company and the consummation by it of the transactions contemplated hereby and thereby, including without limitation the issuance of the Preferred Shares and the Warrants and the reservation for issuance and the issuance of the Conversion Shares and the Warrant Shares issuable upon conversion or exercise thereof, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) the Transaction Documents and the Warrants have been duly executed and delivered by the Company, (iv) the Transaction Documents and the Warrants constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies, and (v) prior to the Closing Date, the Articles of Amendment has been filed with the Secretary of State of the State of Florida and will be in full force and effect, enforceable against the Company in accordance with its terms.

                  c. Capitalization. As of the date hereof, the authorized capital stock of the Company consists of (i) 100,000,000 shares of Common Stock, of which as of September 29, 1997, 9,278,385 shares were issued and outstanding, 175,000 shares are reserved for issuance pursuant to the Company's stock option and purchase plans and 5,595,639 shares are reserved for issuance pursuant to securities (other than the Preferred Shares and the Warrants) exercisable or exchangeable for, or convertible into, shares of Common Stock and (ii) 5,000,000 shares of preferred stock, none of which as of the date were issued and outstanding. All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Except as disclosed in
Schedule 3(c), no shares of Common Stock or Preferred Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. Except as disclosed in Schedule 3(c), as of the effective date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities and (iii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Registration Rights Agreement). Except as disclosed in Schedule 3(c), there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities as described in this Agreement. The Company has furnished to the Buyers true and correct copies of the Company's Articles of Incorporation, as amended and as in effect on the date hereof (the "Articles of Incorporation"), and the Company's By-laws, as in effect on the date hereof (the "By-laws"), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.

                  d.  Issuance  of  Securities.  The  Preferred  Shares  and the
Warrants are duly authorized and, upon issuance in accordance with the terms hereof, shall be (i) validly issued, fully paid and non-assessable, (ii) free from all taxes, liens and charges with respect to the issue thereof and (iii) entitled to the rights and preferences set forth in the Articles of Amendment. 1,300,000 shares of Common Stock (subject to adjustment pursuant to the Company's covenant set forth in Section 4(f) below) initially have been duly authorized and reserved for issuance upon conversion of the Preferred Shares and upon exercise of the Warrants. Upon conversion or exercise in accordance with the Articles of Amendment or the Warrants, as the case may be, the Conversion Shares and the Warrant Shares will be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. The issuance by the Company of the Securities is exempt from registration under the 1933 Act.

                  e. No Conflicts. Except as disclosed in Schedule 3(e), the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Articles of Incorporation, any Articles of Amendment, Preferences and Rights of any outstanding series of Preferred Stock of the Company or the By-laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the principal market or exchange on which the Common Stock is traded or listed) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected. Except as disclosed in
Schedule 3(e), neither the Company nor its subsidiaries is in violation of any term of or in default under the Articles of Incorporation, any Articles of Amendment, Preferences and Rights of any outstanding series of Preferred Stock or the By-laws or their organizational charter or by-laws, respectively, or (except for possible defaults which would not individually or in the aggregate have a Material Adverse Effect) any contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its subsidiaries. The business of the Company and its subsidiaries is not being conducted, and shall not be conducted, in violation of any law, ordinance, regulation of any governmental entity, except for involuntary violations which would not individually or in the aggregate have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the 1933 Act, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the Registration Rights Agreement in accordance with the terms hereof or thereof. Except as disclosed in Schedule 3(e), all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

                  f. SEC Documents; Financial Statements. Since September 30, 1995, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated  by reference  therein  being  hereinafter  referred to as the "SEC
Documents"). The Company has delivered to the Buyers or their respective representatives true and complete copies of the SEC Documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Buyers which is not included in the SEC Documents, including, without limitation, information referred to in Section 2(d) of this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading. Neither the Company nor any of its subsidiaries or any of their officers, directors, employees or agents have provided the Buyers with any material, nonpublic information.

                  g. Absence of Certain Changes. Except as disclosed in Schedule 3(g), since September 30, 1996, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or its subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings.

                  h. Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company, the Common Stock or any of the Company's subsidiaries, wherein an unfavorable decision, ruling or finding would (i) adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the documents contemplated herein or (ii), except as expressly set forth in the SEC Documents or in Schedule 3(h), have a Material Adverse Effect.

                  i. Acknowledgment Regarding Buyers' Purchase of Preferred Shares. The Company acknowledges and agrees that each of the Buyers is acting solely in the capacity of arm's length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that each Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any of the Buyers or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to such Buyer's purchase of the Securities. The Company further represents to each Buyer that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

                  j. No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists, or is contemplated to occur, with respect to the Company or its subsidiaries or their respective business, properties, prospects, operations or financial condition, which has not been publicly announced or disclosed in writing to the Buyers.

                  k. No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

                  l. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause this offering of Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of The Nasdaq Stock Market, Inc., nor will the Company or any of its subsidiaries take any action or steps that would require registration of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings.

                  m. Employee Relations. Neither the Company nor any of its subsidiaries is involved in any union labor dispute nor, to the knowledge of the Company or any of its subsidiaries, is any such dispute threatened. Neither the Company nor any of its subsidiaries is a party to a collective bargaining agreement, and the Company and its subsidiaries believe that relations with their employees are good.

                  n.   Intellectual   Property  Rights.   The  Company  and  its
subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. Except as set forth on Schedule 3(n), none of the Company's trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, government authorizations, trade secrets or other intellectual property rights have expired or terminated, or are expected to expire or terminate within two years from the date of this Agreement. The Company and its subsidiaries do not have any knowledge of any infringement by the Company or its subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and, except as set forth on Schedule 3(n), there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement; and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and its subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties.

                  o. Environmental Laws. The Company and its subsidiaries (i) are in compliance with any and all applicable material foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all material permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where the failure to so comply would have, individually or in the aggregate, a Material Adverse Effect.

                  p. Title. The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in Schedule 3(p) or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries. Any real property and facilities held under lease by the Company or any of its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

                  q. Insurance. The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its subsidiaries are engaged. Neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

                  r. Regulatory Permits. The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

                  s. Internal Accounting Controls. The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  t. No Materially Adverse Contracts, Etc. Neither the Company nor any of its subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries is a party to any contract or agreement which in the judgment of the Company's officers has or is expected to have a Material Adverse Effect.

                  u. Tax Status. Except as set forth on Schedule 3(u), the Company and each of its subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

                  v. Certain Transactions. Except as set forth on Schedule 3(v) and in the SEC Documents and except for arm's length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties and other than the grant of stock options disclosed on Schedule 3(c), none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

                  w. Dilutive Effect. The Company understands and acknowledges that the number of Conversion Shares issuable upon conversion of the Preferred Shares and the Warrant Shares issuable upon exercise of the Warrants will increase in certain circumstances. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Preferred Shares in accordance with this Agreement and the Articles of Amendment and its obligation to issue the Warrant Shares upon exercise of the Warrants in accordance with this Agreement and the Warrants, is, in each case, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

         4.       COVENANTS.

                  a. Best Efforts. Each party shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

                  b. Form D. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before each of the Closing Dates, take such action as the Company shall reasonably determine is necessary to qualify the Securities for, or obtain exemption for the Securities for, sale to the Buyers at each of the Closings pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date.

                  c. Reporting Status. Until the earlier of (i) the date as of which the Investors (as that term is defined in the Registration Rights Agreement) may sell all of the Conversion Shares and the Warrant Shares without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto), or (ii) the date on which (A) the Investors shall have sold all the Conversion Shares and the Warrant Shares and (B) none of the Preferred Shares or Warrants is outstanding (the "Registration Period"), the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

                  d. Use of Proceeds. The Company will use the proceeds from the sale of the Preferred Shares for substantially the same purposes and in substantially the same amounts as indicated in Schedule 4(d).

                  e. Financial Information. The Company agrees to send the following to each Investor (as that term is defined in the Registration Rights Agreement) during the Registration Period: (i) within two (2) days after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q, any Current Reports on Form 8-K and any registration statements or amendments filed pursuant to the 1933 Act; (ii) on the same day as the release thereof, facsimile copies of all press releases issued by the Company or any of its subsidiaries and (iii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders.

                  f. Reservation of Shares. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 125% of the number of shares of Common Stock needed to provide for the issuance of the Conversion Shares and the Warrant Shares.

                  g. Additional Issuances; Right of First Refusal. Subject to the exceptions described below, the Company agrees that during the period beginning on the date hereof and ending 180 days following the Initial Closing Date (the "Lock-Up Period"), neither the Company nor its subsidiaries will, without the prior written consent of the holders of the Preferred Shares representing at least two-thirds (2/3) of the Preferred Shares then outstanding, negotiate or contract with any party for any equity financing (including any debt financing with a significant equity component) or issue any equity securities of the Company or any subsidiary or securities convertible or exchangeable into or for equity securities of the Company or any subsidiary (including debt securities with a significant equity component) in any form. In addition, subject to the exceptions described below, the Company and its subsidiaries shall not negotiate or contract with any party for any equity financing (including any debt financing with a significant equity component) or issue any equity securities of the Company or any subsidiary or securities convertible or exchangeable into or for equity securities of the Company or any subsidiary (including debt securities with a significant equity component) in any form ("Future Offerings") during the period beginning on the last day of the Lock-Up Period and ending on the last day that any Preferred Shares are outstanding, unless it shall have first delivered to each Buyer or a designee appointed by such Buyer written notice (the "Future Offering Notice") describing the proposed Future Offering, including the terms and conditions thereof, and providing each Buyer an option to purchase up to its Aggregate Percentage (as defined below), as of the date of delivery of the Future Offering Notice, in the Future Offering (the limitations referred to in this and the preceding sentence are collectively referred to as the "Capital Raising Limitation"). For purposes of this Section 4(g), "Aggregate Percentage" at any time with respect to any Buyer shall mean the percentage obtained by dividing (i) the aggregate number of Conversion Shares issued or issuable, as if a conversion occurred on such date, upon conversion of the Initial Preferred Shares held by such Buyer by (ii) the aggregate number of Conversion Shares issued or issuable, as if a conversion occurred on such date, upon conversion of the Initial Preferred Shares held by the Buyers. A Buyer can exercise its option to participate in a Future Offering by delivering written notice thereof to participate to the Company within ten
(10) business days of receipt of a Future Offering Notice, which notice shall state the quantity of securities being offered in the Future Offering that such Buyer will purchase, up to its Aggregate Percentage, and that number of securities it is willing to purchase in excess of its Aggregate Percentage. In the event the Buyers fail to elect to fully participate in the Future Offering within the periods described in this Section 4(g), the Company shall have 30 days thereafter to sell the securities of the Future Offering respecting which such Buyer's rights were not exercised, upon terms and conditions, no more favorable to the purchasers thereof than specified in the Future Offering Notice. In the event the Company has not sold such securities of the Future Offering within such 30 day period, the Company shall not thereafter issue or sell such securities without first offering such securities to the Buyers in the manner provided in this Section 4(g). The Capital Raising Limitation shall not apply to (i) a loan from a commercial bank, (ii) any transaction involving the
Company's issuances of securities in connection with (A) a merger or consolidation, (B) any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or (C) the disposition or acquisition of a business, product or license by the Company, (iii) the issuance of Common Stock in a firm commitment, underwritten public offering, (iv) the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof, or
(v) the grant of additional options or warrants, or the issuance of additional securities, under any Company stock option or restricted stock plan for the benefit of the Company's employees, directors or consultants. The Buyers shall not be required to participate or exercise their right of first refusal with respect to a particular Future Offering in order to exercise their right of first refusal with respect to later Future Offerings. Notwithstanding the foregoing, if during the Lock-Up Period the Company requests the consent of the holders of Preferred Shares to issue equity securities (including any debt financing with a significant equity component) and the Company does not receive the necessary consents from the holders to conduct the equity offering, then the Company shall be entitled, at its option, to redeem all, but not less than all, of the outstanding Preferred Shares in the manner and at the redemption price set forth in Section 4 of the Articles of Amendment. If a holder of Preferred Shares fails to respond in writing to the Company within 10 days of such holders receipt of the Company's written request for consent to issue equity securities during the Lock-Up Period, then such holder shall be deemed to have refused to consent to such issuance.

                  h. Listing. The Company shall promptly secure the listing of all of the Registrable Securities (as defined in the Registration Rights Agreement) upon each national securities exchange and automated quotation system (including The Nasdaq SmallCap Market and the Nasdaq National Market), if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents. The Company shall maintain the Common Stock's authorization for quotation on The Nasdaq SmallCap Market, the Nasdaq National Market, The New York Stock Exchange, Inc. ("NYSE") or The American Stock Exchange, Inc. ("AMEX"). Neither the Company nor any of its subsidiaries shall take any action which may result in the delisting or suspension of the Common Stock on The Nasdaq SmallCap Market, the Nasdaq National Market, NYSE or AMEX. The Company shall promptly provide to each Buyer copies of any notices it receives from The Nasdaq SmallCap Market, the Nasdaq National Market, NYSE or AMEX regarding the continued eligibility of the Common Stock for listing on such automated quotation system or securities exchange. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(h).

                  i. Expenses. Subject to Section 9(l) below, following the Initial Closing, the Company shall reimburse the Buyers for the Buyers' expenses (including attorneys fees and expenses) in connection with negotiating and preparing the Transaction Documents and consummating the transactions contemplated thereby up to an aggregate of $25,000.

                  j. Proxy Statement. If stockholder approval of the issuance of the Securities would be required (absent Section 13 of the Articles of Amendment) by the rules and regulations of The Nasdaq Stock Market, Inc. in order for the Company to issue all of the Securities, then as soon as practicable, and in no event later then the next annual meeting of the Company's stockholders, the Company shall hold a meeting of stockholders. The Company shall provide each stockholder entitled to vote at such meeting of stockholders of the Company, a proxy statement, which has been previously reviewed by the Buyers and a counsel of their choice, soliciting each such stockholder's affirmative vote at such annual stockholder meeting for approval of the Company's issuance of the Securities as described in this Agreement and the Company shall use its best efforts to solicit its stockholders' approval of such issuance of the Securities and cause the Board of Directors of the Company to recommend to the stockholders that they approve such proposal.

                  k. Filing of Form 8-K. On or before the tenth (10th) day following each of the Closing Dates, the Company shall file a Form 8-K with the SEC describing the terms of the transaction contemplated by the Transaction Documents and consummated at such Closing, in each case in the form required by the 1934 Act.

                  l. Underwriting Lock-Up Agreements. At any time during the period beginning on the Initial Closing Date and ending on the date that is 365 days after the Initial Closing Date the Company may request that all, but not less than all, of the holders of the Preferred Shares agree to sign a "lock-up" agreement with the underwriters of a public offering of the Common Stock. The Company shall make such request by delivering written notice (the "Lock-Up Request Notice") of such request to all of the holders of the Preferred Shares then outstanding at least 30 days prior to the date on which the "lock-up" agreement would take effect, but in no event prior to the filing of the registration statement for such proposed offering. The Lock-up Request Notice shall state (i) that the underwriters of such offering have requested that the holders of the Preferred Shares enter into "lock-up" agreements, (ii) the date on which the holders' agreement to not sell shares of Common Stock pursuant to the Registration Statement would begin and (iii) the name of the managing underwriters of the proposed offering. The holders of the Preferred Shares shall have 10 days from the date of receipt of the Lock-Up Request Notice to respond in writing to the Company. If any holder fails to respond within such period to the Lock-Up Request Notice, then such holder shall be deemed to have rejected such request. The Company shall have the right to redeem the Preferred Shares held by any holder which rejects or is deemed to have rejected the Company's request to enter into a "lock-up" agreement in accordance with the terms of
Section 4 of the Articles of Amendment provided that the request is made in accordance with this Section 4(l). Notwithstanding the foregoing, this Section 4(l) shall not apply to any request by the Company for the holders of the Preferred Shares to enter into a "lock-up" agreement unless (x) the lock-up period being requested is not more than 90 days, (y) the lock-up agreement would not begin until the date of the final prospectus for such proposed offering and
(z) the managing underwriters for such proposed offering are included on the Schedule of Underwriters attached to this Agreement.

         5.       TRANSFER AGENT INSTRUCTIONS.

                  The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates, registered in the name of each Buyer or its respective nominee(s), for the Conversion Shares and the Warrant Shares in such amounts as specified from time to time by each Buyer to the Company upon conversion of the Preferred Shares or exercise of the Warrants (the "Irrevocable Transfer Agent Instructions"). Prior to registration of the Conversion Shares and the Warrant Shares under the 1933 Act, all such certificates shall bear the restrictive legend specified in
Section 2(g) of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof (in the case of the Conversion Shares and the Warrant Shares, prior to registration of the Conversion Shares and the Warrant Shares under the 1933 Act) will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section 5 shall affect in any way each Buyer's obligations and agreements set forth in Section 2(g) to comply with all applicable prospectus delivery requirements, if any, upon resale of the Securities. If a Buyer provides the Company with an opinion of counsel, reasonably satisfactory in form, and substance to the Company, that registration of a resale by such Buyer of any of such Securities is not required under the 1933 Act, the Company shall permit the transfer, and, in the case of the Conversion Shares and the Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Buyer and without any restrictive legends. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyers by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5, that the Buyers shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

         6.       CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

                  a. Initial Closing Date. The obligation of the Company hereunder to issue and sell the Initial Preferred Shares and the related Warrants to each Buyer at the Initial Closing is subject to the satisfaction, at or before the Initial Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

                  (i) Such Buyer shall have executed each of the Transaction Documents and delivered the same to the Company.

                  (ii) The Articles of Amendment shall have been filed with the Secretary of State of the State of Florida.

                  (iii) Such Buyer shall have delivered to the Company the Purchase Price for the Preferred Shares and the related Warrants being purchased by such Buyer at the Initial Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

                  (iv) The representations and warranties of such Buyer shall be true and correct in all material respects as of the date when made and as of the Initial Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Buyer at or prior to the Initial Closing Date.

                  b. Additional Closing Date. The obligation of the Company hereunder to issue and sell the Additional Preferred Shares and the related Warrants to each Buyer at the Additional Closing is subject to the satisfaction, at or before the Additional Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

                  (i) Such Buyer shall have  complied with the  requirements  of
Section 1(c).

                  (ii) Such Buyer shall have delivered to the Company the Purchase Price for the Additional Preferred Shares and the related Warrants being purchased by such Buyer at the Additional Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

                  (iii) The representations and warranties of such Buyer shall be true and correct in all material respects as of the date when made and as of the Additional Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Buyer at or prior to the Additional Closing Date.


         7.       CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE.

                  a. Initial Closing Date. The obligation of each Buyer hereunder to purchase the Initial Preferred Shares at the Initial Closing is subject to the satisfaction, at or before the Initial Closing Date, of each of the following conditions, provided that these conditions are for each Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion:

                  (i) The Company shall have executed each of the Transaction Documents, and delivered the same to such Buyer.

                  (ii) The Articles of Amendment shall have been filed with the Secretary of State of the State of Florida, and a copy thereof certified by such Secretary of State shall have been delivered to such Buyer.

                  (iii) The Common Stock shall be authorized for quotation on The Nasdaq SmallCap Market, the Nasdaq National Market, NYSE or AMEX, trading in the Common Stock issuable upon conversion of the Initial Preferred Shares and the exercise of the related Warrants to be traded on The Nasdaq SmallCap Market, the Nasdaq National Market, NYSE or AMEX shall not have been suspended by the SEC, The Nasdaq Stock Market, Inc., NYSE or AMEX and all of the Conversion Shares and Warrant Shares issuable upon conversion of the Initial Preferred Shares and exercise of the related Warrants to be sold at the Initial Closing shall be listed upon The Nasdaq SmallCap Market, the Nasdaq National Market, NYSE or AMEX.

                  (iv) The  representations  and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Initial Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Initial Closing Date. Such Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Initial Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer including, without limitation, an update as of the Initial Closing Date regarding the representation contained in Section 3(c) above.

                  (v) Such Buyer shall have received the opinion of the Company's counsel dated as of the Initial Closing Date, in form, scope and substance reasonably satisfactory to such Buyer and in substantially the form of Exhibit C attached hereto.

                  (vi) The Company shall have executed and delivered to such Buyer the Warrants and the Stock Certificates (in such denominations as such Buyer shall request) for the Initial Preferred Shares being purchased by such Buyer at the Initial Closing.

                  (vii) The Board of Directors of the Company shall have adopted resolutions consistent with Section 3(b)(ii) above and in a form reasonably acceptable to such Buyer (the "Resolutions").

                  (viii) As of the Initial Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Preferred Shares and the exercise of the Warrants, at least 1,300,000 shares of Common Stock.

                  (ix) The Irrevocable Transfer Agent Instructions, in the form of Exhibit D attached hereto, shall have been delivered to and acknowledged in writing by the Company's transfer agent.

                  (x) The Company shall have delivered to such Buyer a certificate evidencing the incorporation and good standing of the Company and each subsidiary in such corporation's state of incorporation issued by the Secretary of State of such state of incorporation as of a date within 10 days of the Initial Closing.

                  (xi) The Company shall have delivered to such Buyer certified copies of its Articles of Incorporation and Bylaws, each as in effect at the Initial Closing.

                  (xii) The Company shall have delivered to such Buyer such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

                  b. Additional Closing Date. The obligation of each Buyer hereunder to purchase the Additional Preferred Shares and the related Warrants at the Additional Closing is subject to the satisfaction, at or before the Additional Closing Date, of each of the following conditions, provided that these conditions are for each Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion:

                  (i) The Articles of Amendment shall be in full force and effect and shall not have been amended since the Initial Closing Date, and a copy thereof certified by the Secretary of State of the State of Florida shall have been delivered to such Buyer.

                  (ii) The Common Stock shall be authorized for quotation on The Nasdaq SmallCap Market, the Nasdaq National Market, NYSE or AMEX, trading in the Common Stock issuable upon conversion of the Additional Preferred Shares and the exercise of the related Warrants to be traded on The Nasdaq SmallCap Market, the Nasdaq National Market, NYSE or AMEX shall not have been suspended by the SEC, The Nasdaq Stock Market, Inc., NYSE or AMEX and all of the Conversion Shares and Warrant Shares issuable upon conversion of the Additional Preferred Shares and the related Warrants to be sold at such Additional Closing shall be listed upon The Nasdaq SmallCap Market, the Nasdaq National Market, NYSE or AMEX.

                  (iii) The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the respective Additional Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the respective Additional Closing Date. Such Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of such Additional Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer including, without limitation, an update as of such Additional Closing Date regarding the representation contained in Section 3(c) above.

                  (iv) Such Buyer shall have received the opinion of the Company's counsel dated as of such Additional Closing Date, in form, scope and substance reasonably satisfactory to such Buyer and in substantially the form of Exhibit C attached hereto.

                  (v) The Company shall have executed and delivered to such Buyer the Warrants and the Stock Certificates (in such denominations as such Buyer shall request) for the Additional Preferred Shares being purchased by such Buyer at such Additional Closing.

                  (vi) The Board of Directors of the Company shall have adopted, and shall not have amended, the Resolutions in a form reasonably acceptable to such Buyer.

                  (vii) As of such Additional Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Preferred Shares and the exercise of the Warrants, a number of shares of Common Stock equal to at least 150% of the number of shares of Common Stock which would be issuable upon conversion and exercise in full, as the case may be, of the then outstanding Preferred Shares and Warrants, including for such purposes any Preferred Shares and Warrants to be issued at such Additional Closing.

                  (viii) The Irrevocable Transfer Agent Instructions, in the form of Exhibit D attached hereto, shall have been delivered to and acknowledged in writing by the Company's transfer agent.

                  (ix) The Company shall have delivered to such Buyer a certificate evidencing the incorporation and good standing of the Company and each subsidiary in such corporation's state of incorporation issued by the Secretary of State of such state of incorporation as of a date within 10 days of such Additional Closing.

                  (x) The Company shall have delivered to such Buyer certified copies of its Articles of Incorporation and Bylaws, each as in effect at such Additional Closing.

                  (xi) During the period beginning on the Additional Share Notice Date and ending on and including the Additional Closing Date, the Company shall have delivered Conversion Shares upon conversion of the Preferred Shares and Warrant Shares upon exercise of the Warrants to the Buyers on a timely basis as set forth in Section 2(f)(ii) of the Articles of Amendment and Sections 2(a) and 2(b) of the Warrants, respectively.

                  (xii) The Company shall have delivered to such Buyer such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

         8. INDEMNIFICATION. In consideration of each Buyer's execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each other holder of the Securities and all of their officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents, the Articles of Amendment or the Warrants or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents, the Articles of Amendment or the Warrants or any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Indemnitees, any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities or the status of such Buyer or holder of the Securities as an investor in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

         9.       GOVERNING LAW; MISCELLANEOUS.

                  a. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

                  b. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four (4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof.

                  c.   Headings.   The  headings  of  this   Agreement  are  for
convenience   of   reference   and  shall  not  form  part  of,  or  affect  the
interpretation of, this Agreement.

                  d. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

                  e. Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Buyers, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the holders of at least two-thirds (2/3) of the Preferred Shares then outstanding, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Preferred Shares then outstanding.

                  f. Notices. Any notices consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically generated and kept on file by the sending party); (iii) three (3) days after being sent by U.S. certified mail, return receipt requested, or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

         If to the Company:

                  Smart Choice Automotive Group, Inc.
                  5200 S. Washington Avenue
                  Titusville, Florida 32780
                  Telephone:        47-269-9680
                  Facsimile:        407-264-0376
                  Attention:        President, Gary R. Smith

         With a copy to:

                  Greenberg Traurig Hoffman Lipoff Rosen & Quentel 111 N. Orange, Avenue, 20th Floor
                  Orlando, Florida 32801
                  Telephone:        407-420-1000
                  Facsimile:        407-420-5909
                  Attention:        Randolph H. Fields, Esq.

         If to the Transfer Agent:

                  American Stock Transfer & Trust Company
                  6201 15th Avenue, 3rd Floor
                  Telephone:         718-921-8261
                  Facsimile:         718-921-8337
                  Attention:         Ms. Donna Ansbro

         If to a Buyer, to its address and facsimile number on the Schedule of Buyers, with copies to such Buyer's representatives as set forth on the Schedule of Buyers.

         Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number.

                  g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Preferred Shares. Except as in compliance with Section 3 of the Articles of Amendment, the Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holders of two-thirds (2/3) of the Preferred Shares then outstanding including by merger or consolidation. A Buyer may assign some or all of its rights hereunder to affiliates or associates of such Buyer, without the consent of the Company, and to others, with the consent of the Company; provided, however, that any such assignment shall not release such Buyer from its obligations hereunder unless such obligations are assumed by such assignee and the Company has consented to such assignment and assumption.

                  h. No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

                  i. Survival. Unless this Agreement is terminated under Section 9(l), the representations and warranties of the Company and the Buyers contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4, 5 and 9, and the indemnification provisions set forth in Section 8, shall survive each of the Closings. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

                  j. Publicity. The Company and each Buyer shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations (although each Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).

                  k. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  l. Termination. In the event that the Initial Closing shall not have occurred with respect to a Buyer on or before three (3) business days from the date hereof due to the Company's or such Buyer's failure to satisfy the conditions set forth in Sections 6 and 7 above (and the nonbreaching party's failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party; provided, however, that if this Agreement is terminated pursuant to this Section 9(l), the Company shall remain obligated to reimburse the non-breaching Buyers for the expenses described in Section 4(i) above.

                  m. Placement Agent. Each of the Company and the Buyers, on their own behalf, acknowledges that it has not engaged a placement agent in connection with the sale of the Preferred Shares.

                  n. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

         IN WITNESS WHEREOF, the Buyers and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:                                   BUYERS:

SMART CHOICE AUTOMOTIVE
GROUP, INC.                                THEMIS PARTNERS L.P.

                                         By:  Promethean Investment Group L.L.C.
By: /s/ James Neal Hutchinson, Jr.       Its:   General Partner
    Name: James Neal Hutchinson, Jr.
    Its: Assistant Vice President

                                           By: /s/ E. Kurt Kim
                                           Name:      E. Kurt Kim
                                           Its:       Duly Authorized Signatory



                                          HERACLES FUND
                                          By: Promethean Investment Group L.L.C.
                                          Its:   Investment Advisor


                                            By: /s/E. Kurt Kim
                                            Name:      E. Kurt Kim
                                            Its:       Duly Authorized Signatory


                                            LEONARDO, L.P.
                                            By:  Angelo, Gordon & Co., L.P.
                                            Its:   General Partner


                                            By:  /s/ Michael L. Gordon
                                            Name:      Michael L. Gordon
                                            Its:       Chief Operating Officer


                                            GAM ARBITRAGE INVESTMENTS, INC.
                                            By:  Angelo, Gordon & Co., L.P.
                                            Its:   Investment Advisor


                                            By:  /s/ Michael L. Gordon
                                            Name:      Michael L. Gordon
                                            Its:       Chief Operating Officer


                                            AG SUPER FUND INTERNATIONAL
                                            PARTNERS, L.P.
                                            By:  Angelo, Gordon & Co., L.P.
                                            Its:   General Partner


                                            By: /s/ Michael L. Gordon
                                            Name:      Michael L. Gordon
                                            Its:       Chief Operating Officer


                                            RAPHAEL, L.P.


                                            By:  /s/ Michael L. Gordon
                                            Name:      Michael L. Gordon
                                            Its:       Chief Operating Officer


                                            RAMIUS FUND, LTD.
                                            By:  AG Ramius Partners, L.L.C.
                                            Its:   Investment Advisor


                                            By:  /s/ Michael L. Gordon
                                            Name:      Michael L. Gordon
                                            Its:       Managing Officer

                                            HICK INVESTMENTS, LTD.
                                            By:  AG Ramius Partners, L.L.C.
                                            Its:   Investment Advisor


                                            By:  /s/ Michael L. Gordon
                                            Name:      Michael L. Gordon
                                            Its:       Managing Officer


                                            HALIFAX FUND, L.P.
                                            By:  The Palladin Group
                                            Its:   Investment Manager

                                            By:  Palladin Capital Management LLC
                                            Its:   General Partner

                                            By: /s/ Andrew Kaplan
                                            Name:      Andrew Kaplan
                                            Its:       Authorized Representative

                               SCHEDULE OF BUYERS



    Investor Name                 Investor Address               Number of      Investor's Representatives' Address
                                and Facsimile Number          Initial/Additional        and Facsimile Number
                                                                 Preferred
                                                                  Shares
----------------------  ------------------------------------- ----------------  -------------------------------------


Themis Partners L.P.    Promethean Investment Group, L.L.C.   56.25 / 18.75     Promethean Investment Group, L.L.C.
                        40 West 57th Street, Suite 1520                         40 West 57th Street, Suite 1520
                        New York, New York 10019                                New York, New York 10019
                        Attn: James F. O'Brien, Jr.                             Attn: James F. O'Brien, Jr.
                        Facsimile: 212-698-0505                                         E. Kurt Kim
                                                                                Facsimile: 212-698-0505

                                                                                Katten Muchin & Zavis
                                                                                525 West Monroe, Suite 1600
                                                                                Chicago, Illinois 60661-3693
                                                                                Attn:  Robert J. Brantman, Esq.
                                                                                Facsimile:  312-902-1061

Heracles Fund           Bank of Bermuda (Cayman) Limited        37.5 / 12.5     Promethean Investment Group, L.L.C.
                        P.O. Box 513                                            40 West 57th Street, Suite 1520
                        3rd Floor British American Center                       New York, New York 10019
                        Dr. Roy's Drive                                         Attn: James F. O'Brien, Jr.
                        Georgetown, Grand Cayman                                        E. Kurt Kim
                        Cayman Island, BWI                                      Facsimile: 212-698-0505
                        Attn: Allen J. Bernardo
                        Facsimile: 809-949-7802                                 Katten Muchin & Zavis
                                                                                525 West Monroe, Suite 1600
                                                                                Chicago, Illinois 60661-3693
                                                                                Attn:  Robert J. Brantman, Esq.
                                                                                Facsimile:  312-902-1061

Leonardo, L.P.          Trident Trust Company                  71.25 / 23.75    Angelo, Gordon & Co., L.P.
                        Shedden Road                                            245 Park Avenue - 26th Floor
                        Elizabeth Square                                        New York, New York 10167
                        P.O. Box 847                                            Attn:  Gary Wolf
                        Georgetown, Grand Cayman Islands                        Facsimile: 212-867-6449

GAM Arbitrage           Craigmuir Chambers                     5.625 / 1.875    Angelo, Gordon & Co., L.P.
Investments,            P.O. Box 71                                             245 Park Avenue - 26th Floor
Inc.                    Road Town, Tortola, British Virgin                      New York, New York 10167
                        Islands                                                 Attn:  Gary Wolf
                                                                                Facsimile: 212-867-6449

AG Super Fund           c/o Angelo, Gordon & Co., L.P.         5.625 / 1.875
International           245 Park Avenue - 26th Floor
Partners, L.P.          New York, New York 10167
                        Attn:  Gary Wolf
                        Facsimile: 212-867-6449

Raphael, L.P.           c/o Rafael Capital Management, Ltd.     22.5 / 7.5      Angelo, Gordon & Co., L.P.
                        Abbott Building                                         245 Park Avenue - 26th Floor
                        P.O. Box 3186c                                          New York, New York 10167
                        Road Town, Tortola, British Virgin                      Attn:  Gary Wolf
                        Islands                                                 Facsimile: 212-867-6449

Ramius Fund, Ltd.       c/o Bank of Bermuda Building              30 / 10       Angelo, Gordon & Co., L.P.
                        6 Front Street                                          245 Park Avenue - 26th Floor
                        P.O. Box HM1026                                         New York, New York 10167
                        Hamilton, Bermuda  HMDX                                 Attn:  Gary Wolf
                                                                                Facsimile: 212-867-6449

Hick Investments,       c/o I.T.I.B.V. Galleria Building          15 / 5        Angelo, Gordon & Co., L.P.
Ltd.                    Via Cantonale 2                                         245 Park Avenue - 26th Floor
                        6828 Manno, Switzerland                                 New York, New York 10167
                                                                                Attn:  Gary Wolf
                                                                                Facsimile: 212-867-6449

Halifax Fund, L.P.      c/o CITCO Fund Services, Ltd.          56.25 / 18.75    The Palladin Group
                        Corporate Center, West Bay Road                         40 West 57th Street
                        P.O. Box 31106                                          Suite 1500
                        SMB                                                     New York, New York 10019
                        Grand Cayman, Cayman Islands                            Attn: Andrew Kaplan
                                                                                Facsimile: 212-698-0599

                            SCHEDULE OF UNDERWRITERS




                  Goldman Sachs & Co.
                  Merrill Lynch & Co.
                  Morgan Stanley & Co. Incorporated
                  Lehman Brothers Inc.
                  Smith Barney Inc.
                  Salomon Brothers Inc.
                  J.P. Morgan & Co.
                  PaineWebber Incorporated
                  Donaldson, Lufkin & Jenrette
                  Bear Stearns & Co., Inc.
                  First Boston
                  Lazard Freres
                  Robertson Stephens & Company
                  Stephens, Inc.
                  Friedman Billings, Ramsey & Co. Inc.
                  ABN Amro Chicago Corp.
                  Alex Brown & Sons, Incorporated
                  J.C. Bradford
                  Raymond James
                  Montgomery Securities
                  Crutten Den Roth, Inc.
                  Equitable Securities
                  or any successor to or affiliate of any of the above

                                  SCHEDULE 3(a)

                                  Subsidiaries

                                  SCHEDULE 3(c)

                                 Capitalization

                                  SCHEDULE 3(e)

                                    Conflicts

                                  SCHEDULE 3(g)

                                Material Changes

                                  SCHEDULE 3(h)

                                   Litigation

                                  SCHEDULE 3(n)

                              Intellectual Property

                                  SCHEDULE 3(p)

                                      Liens

                                  SCHEDULE 3(u)

                                   Tax Status

                                  SCHEDULE 3(v)

                              Certain Transactions

                                  SCHEDULE 4(d)

                                 Use of Proceeds

                                    EXHIBIT A

                      Form of Second Articles of Amendment
                          to Articles of Incorporation


Attached hereto.

                                    EXHIBIT B

                      Form of Registration Rights Agreement


Attached hereto.

                                    EXHIBIT C

                         Form of Company Counsel Opinion



Attached hereto.

                                    EXHIBIT D

                 Form of Irrevocable Transfer Agent Instructions



Attached hereto.

                                    EXHIBIT E

                                 Form of Warrant



Attached hereto.